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Win for Over Six Decades

2009   April 21

MANPOWER INC.
2009 1st Quarter Results
Exhibit 99.2

 This presentation includes forward-looking
 statements which are subject to risks and
 uncertainties. Actual results might differ
 materially from those projected in the forward-
 looking statements. Additional information
 concerning factors that could cause actual
 results to materially differ from those in the
 forward-looking statements is contained in the
 Company’s Annual Report on Form 10-K
 dated December 31, 2008, which information
 is incorporated herein by reference, and such
 other factors as may be described from time
 to time in the Company’s SEC filings.
Forward-Looking Statement

Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
97% CC
Operating Profit $6M
OP Margin  0.2%
Revenue $3.6B
Gross Margin 18.4%
EPS $0.03
32%
22% CC
39 bps
230 bps
 97%
96%
93% CC
Q1 Highlights
Consolidated Financial Highlights

19%
18%
17%
16%
15%
17.97%
- 0.10%
- 0.43%
+ 0.79%
+ 0.13%
18.36%
Q1 2008
Temporary Recruitment
Permanent Recruitment
Specialty Business
Other
Q1 2009

Manpower

Consolidated Gross Margin Change

15% CC
Q1 Financial Highlights
21%
OUP Margin
- 1.6%
360 bps
Revenue
$593M
OUP
$(10M)
N/A
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(2)
(1) Included in these amounts is the US, which had revenue of $374M (-21%) and OUP of $(15M).
(2) The results above include the impact of acquisitions. On an organic basis, revenue decreased 26% in
 USD (20% in CC).
(2)
(1)
Americas Segment
(16% of Revenue)

US
-21%
-21%
Mexico
-33%
-10%
Argentina
-5%
6%
Other
-22%
-7%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
63%
11%
11%
 15%
(1)
(1) On an organic basis, US revenue decreased 28% in USD.
Americas - Q1 Revenue Growth YoY

Q1 Financial Highlights
OUP Margin
0.1%
Revenue
$957M
OUP
$1M
45%
37% CC
300 bps
98%
98% CC
France Segment
(26% of Revenue)

Q1 Financial Highlights
OUP Margin
0.1%
Revenue
$1.5B
OUP
$2M
34%
18% CC
330 bps
(1) Included in these amounts is Italy, which had revenue of $220M (-45% in USD, -37% in CC) and OUP of
 $1M (-95% in USD, -95% in CC).
(2) The results above include the results of Vitae, which was acquired in April 2008. On an organic basis, revenue decreased 36% in USD (20% in CC).
(2)
(2)
97%
94% CC
(1)
EMEA Segment
(41% of Revenue)

Italy
Elan
Nordics
UK - Manpower
Netherlands
Germany
Belgium
Other
-45%
-37%
-25%
1%
-39%
-21%
-42%
-20%
-6%
8%
-31%
-20%
-28%
-18%
-34%
-19%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
15%
15%
15%
11%
 10%

6%
 19%
(1)
(1) The Netherlands results include the results of Vitae, which was acquired in April 2008. On an organic basis, the Netherlands revenue decreased 24% in USD (13% in CC).
9%
EMEA - Q1 Revenue Growth YoY

Q1 Financial Highlights
OUP Margin
2.8%
Revenue
$425M
OUP
$12M
8%
7% CC
10 bps
9%
16% CC
Asia Pacific Segment
(12% of Revenue)

Japan
8%
-4%
Australia/NZ
-40%
-19%
Other
-14%
-1%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
65%
15%
20%
Asia Pacific - Q1 Revenue Growth YoY

328%
352% CC
Q1 Financial Highlights
OUP Margin
21.4%
Revenue
$136M
OUP
$29M
31%
43% CC
1490 bps
Right Management Segment
(4% of Revenue)

Jefferson Wells Segment
(1% of Revenue)
Q1 Financial Highlights
OUP Margin
- 14.2%
Revenue
$53M
OUP
$(7M)
1090 bps
32%
N/A

Financial Highlights

Three Months Ended March 31		% Variance	
	2009	2008	Amount Reported	Constant Currency
Revenue	$3,647	$5,387	-32%	-22%
Cost of services	2,977	4,419	-33%	-22%
Gross profit	670	968	-31%	-21%
Selling and administrative expenses	664	836	-21%	-9%
Operating profit	6	132	-96%	-93%
Interest and other expenses	12	11	5%	
(Loss) earnings before income taxes	(6)	121	N/A	N/A
Provision for income taxes	(8)	45	N/A	
Net earnings	$ 2	$ 76	-97%	-97%

Manpower

Results of Operations
(in millions)

Other
7
Change in Cash
127

11
2009
2008
Cash from Operations
250

Capital Expenditures
(9)
(24)
 Free Cash Flow

82
Share Repurchases
-
(53)
Change in Debt
(11)
11
($ in millions)
Effect of Exchange Rate Changes
(54)
53
Acquisitions of Businesses,
 net of cash acquired
(1)
(56)
Cash Flow Summary - First Quarter

Balance Sheet Highlights

Total Debt
($ in millions)

1,000
800
600
400
200
0
-200
735
280
823
135
915
377
953
79
854
-147
2005
2006
2007
2008
Q1 2009

Total Debt to Total Capitalization

30%
20%
10%
0%
26%
25%
26%
28%
26%
2005
2006
2007
2008
Q1 2009

Manpower

Total Debt
Net Debt

(a)
(a)
$625M multi-currency Revolving Credit Agreement provided by 17 banks. As of March 31, 2009, there was a €100M borrowing under the
Revolving Credit Agreement which has been swapped to a 5.71% fixed rate plus a 40 bps credit spread until July 2010 and a $25M 30-day advance at an interbank rate of 0.55% plus a 40 bps credit spread that matures in April 2009. The credit agreement requires, among other things, that we comply with a Debt-to-EBITDA ratio of less than 3.25 to 1 and a fixed charge ratio of greater than 2.00 to 1. As defined in the agreement, we had a Debt-to-EBITDA ratio of 1.3 to 1 and a fixed charge ratio of 3.0 to 1 as of March 31, 2009.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-
- Euro 300M
4.58%
June 2012

-
Revolving Credit Agreement
5.29%
Nov 2012
158

A/R Securitization
0.76%
July 2009
-
100
Uncommitted lines and Other
Various
Various
33
266
Total Debt
854

Credit Facilities as of March 31, 2009
($ in millions)

Revenue
Americas
Down 14-16%
France
Down 47-49%
(Down 37-39% CC)
Down 17-19%
Asia Pacific
(Down 11-13% CC)
Jefferson Wells
Right Management
 Up 16-18%
(Up 29-31% CC)
 Down 37-39%
(Down 26-28% CC)
Total
Gross Profit Margin
18.5-18.7%
Operating Profit Margin
0.4-0.8%
Tax Rate
37%
EPS
$0.01-$0.15
(Neg. $.05 Currency)
 Down 29-31%
EMEA
(Down 26-28% CC)
Down 40-42%
Second Quarter Outlook

Questions?
Answers
April 21, 2009
Manpower Inc.
2009 1st Quarter Results